Seasons Series Trust

Supplement to the Prospectus dated July 28, 1998


On August 19, 1998, SunAmerica Inc. ("SunAmerica") entered into an agreement with American International Group, Inc. ("AIG"). Under the terms of the agreement, SunAmerica Inc. will merge with and into AIG, and consequently, SunAmerica Asset Management Corp. ("SAAMCo"), which acts as investment adviser of Seasons Series Trust (the "Trust"), will become a subsidiary of AIG. SAAMCo will not change its name and no organizational changes are currently planned which would affect services provided to the Trust. As a result of the merger, contract owners of record as of October 30, 1998 are being asked to submit voting instructions for the approval of a new investment advisory and management agreement with SAAMCo, to take effect upon consummation of the merger, as well as certain other matters. The new agreement will be identical to the current agreement in all respects except for its effective date and termination date and will have no effect on the fees or expenses payable by the Trust or its contract owners. The merger transaction is expected to be consummated in late 1998 or early 1999.









Dated: November 3, 1998